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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

  Date of Report  (Date of earliest event reported):  FEBRUARY 13, 1997


                                 TRACOR, INC.
              (Exact name of registrant as specified in charter)



          DELAWARE                   0-20227              74-2618088
 ----------------------------      ------------       -------------------
 (State of Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation             File Number)       Identification No.)


     6500 TRACOR LANE, AUSTIN, TEXAS                    78725-2000
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(Address of Principal Executive Offices)                (Zip Code)



                                 TRACOR, INC.
                               6500 TRACOR LANE
                             AUSTIN, TEXAS 78725
                                 512/926-2800
                             -------------------
                    (Name, address, and telephone number,
             including area code, of principal executive office)
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ITEM 5.  OTHER EVENTS.

        Attached hereto as Exhibit 99.1 are audited financial statements for the fiscal year ended December 31, 1996 as well as a discussion and analysis of Tracor Inc.'s financial condition and its results of operations for the same period.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRACOR, INC.


DATE:  February 13, 1997                BY:  WOODY ENDSLEY
                                           ----------------------------
                                           Vice President and Treasurer
                                           ----------------------------
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                                EXHIBIT INDEX



Exhibit 23.1 - Consent of Independent Auditors. . . . . . . . . . . . . . . .


Exhibit 27.1 - Financial Data Schedule  . . . . . . . . . . . . . . . . . . .


Exhibit 99.1 - Audited Financial Statements and Management's
               Discussion and Analysis of Financial Condition and Results of
                 Operations for the Fiscal Year Ended December 31, 1996 . . .